UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2026

PINEAPPLE EXPRESS CANNABIS COMPANY (Exact name of registrant as specified in its charter)

NV	001-41762	33-3266062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Peachtree Street NE, Ste 1775

Atlanta, GA 30308

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (404) 734-3277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

On April 25, 2026, Pineapple Express Cannabis Company (the “Company”) dismissed Aloba Awomolo & Partners (“Aloba”), PCAOB Firm ID No. 7275, as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s Board of Directors on April 25, 2026. The Company does not have a separately designated standing audit committee; accordingly, the functions of an audit committee are performed by the full Board of Directors, which approved the dismissal.

Aloba’s reports on the Company’s financial statements for the fiscal year ended January 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Aloba’s report on the Company’s financial statements as of and for the fiscal year ended January 31, 2025 contained an explanatory paragraph noting that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended January 31, 2025 and the subsequent interim period through April 25, 2026, there were (i) no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Aloba on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Aloba’s satisfaction, would have caused Aloba to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such periods, and (ii) no “reportable events” of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Aloba with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that Aloba furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Aloba agrees with the statements made by the Company in this Item 4.01 and, if not, stating the respects in which it does not agree. A copy of Aloba’s letter, when received, will be filed as Exhibit 16.1 to an amendment to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On April 30, 2026, the Company’s Board of Directors engaged Boladale Lawal & Co. (Chartered Accountants) (“Boladale Lawal”), a public accounting firm registered with the Public Company Accounting Oversight Board (PCAOB Firm ID No. 6993; registration date May 23, 2023), as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending January 31, 2026. The engagement was affected pursuant to a written audit engagement letter dated April 30, 2026 between the Company and Boladale Lawal.

During the Company’s two most recent fiscal years and the subsequent interim period through April 30, 2026, neither the Company nor anyone acting on its behalf consulted Boladale Lawal regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Boladale Lawal that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	PINEAPPLE EXPRESS CANNABIS CO.

By: /s/ Frank Yglesias
Frank Yglesias Chairman, President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)